UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
COMPANIES

Investment Company Act file number	811-22853

ArrowMark Financial Corp.

(Exact name of registrant as specified in charter)

100 Fillmore Street, Suite 325 Denver, CO 80206

(Address of principal executive offices) (Zip code)

Sanjai Bhonsle ArrowMark Asset Management, LLC 100 Fillmore Street, Suite 325 Denver, CO 80206

(Name and address of agent for service)

Copies of Communications to:

John P. Falco, Esq.

Pepper Hamilton LLP

3000 Two Logan Square / Eighteenth and Arch Streets

Philadelphia, PA 19103-2799

(215) 981-4659

Registrant's telephone number, including area code: (303) 398-2929

Date of fiscal year end: December 31

Date of reporting period: June 30, 2023

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a)	The Report to Shareholders is attached herewith.

Semi-Annual Report June 30, 2023 (unaudited)

ARROWMARK FINANCIAL CORP.

Table of Contents

Page

Consolidated Schedule of Investments	3

Consolidated Statement of Assets and Liabilities	7

Consolidated Statement of Operations	8

Consolidated Statements of Changes In Net Assets	9

Consolidated Statement of Cash Flows	10

Consolidated Financial Highlights	11

Notes to Consolidated Financial Statements	13

Dividends and Distributions	27

Fee Table and Example	29

Tax Information	31

Additional Information	31

Results of Stockholders Meeting	32

Management	33

Shareholder Information	38

Privacy Notice	46

As of June 30, 2023

Company(1)	Investment		# of Shares/Par Amount(2)	Fair Value(3)
Term Loans – 7.1%
Banking – 7.1%
Equity Bancshares Inc.	Subordinated Term Loan, 7.00%, 6/30/2030		$5,000,000	$4,925,000
F.N.B.C. of La Grange, Inc.	Subordinated Term Loan, 6.38%, 1/01/2030(4)		$700,000	605,500
TransPecos Financial Corp.	Senior Term Loan, 9.00%, 10/01/2028		$4,000,000	3,800,000
Tulsa Valley Bancshares	Subordinated Term Loan, 6.38%, 12/31/2028(4)		$1,700,000	1,470,500
	Total Term Loans (Cost $11,400,000)			10,801,000
Structured Debt Security – 7.5%
Banking – 7.5%
Community Funding 2018, LLC.	Preferred Shares (Estimated effective yield 8.79%), 144A(5)(6)		$14,860,000	11,302,516
	Total Structured Debt Securities (Cost $14,676,468)			11,302,516
Regulatory Capital Relief Securities – 113.1%
Banking – 113.1%
Absolute	Credit Linked Note, 17.41%, 10/10/2027(7)(8)**		$4,427,506	4,489,049
Algonquin	Credit Linked Note, 14.30%, 11/20/2025(7)+		$3,000,000	2,958,229
Algonquin	Guarantee Linked Note, 13.30%,05/01/2027(7)+		$5,000,000	4,933,283
ArrowMark Financial Ireland Finance 1	Variable Rate Perpetual Stock, 18.48%, 06/30/2031(7)(8)		$7,000,000	7,000,000
Auto ABS Synthetic French Loans	Credit Linked Note, 16.08%, 12/15/2030(8)(9)**		€3,000,000	3,273,600
Castelo	Credit Linked Note, 12.28%, 08/15/2037(9)**		€2,333,079	2,450,513
Cedar	Credit Linked Note, 13.77%, 12/15/2027(9)**		€3,110,000	3,380,736
Cedar	Credit Linked Note, 14.27%, 03/30/2030(8)(9)**		€4,300,000	4,711,867
CHAKRA	Credit Linked Note, 14.21%, 06/26/2027(7)(8)+		$4,000,000	3,920,000
Colonnade	Credit Linked Note, 16.74%, 04/30/2028(7)(8)		$6,000,000	5,856,000
Colonnade	Credit Linked Note, 16.47%, 11/30/2029(7)(8)		$7,500,000	6,635,250
Colonnade	Credit Linked Note, 17.28%, 12/15/2029(7)(8)		$5,000,000	4,995,000
Colonnade	Credit Linked Note, 16.61%, 04/30/2030(7)(8)		$10,000,000	9,440,000
CRAFT	Credit Linked Note, 16.61%, 12/15/2027(7)(8)		$5,000,000	5,000,000
CRAFT	Credit Linked Note, 15.27%, 04/30/2028(10)		$3,055,335	3,246,294
CRAFT	Credit Linked Note, 13.87%, 02/21/2031(8)(10)		$3,200,000	3,120,000
Elvetia	Credit Linked Note, 9.08%, 10/20/2029(8)(11)+	CHF	2,000,000	2,221,999
Elvetia	Credit Linked Note, 10.33%, 10/20/2030(11)+	CHF	2,977,697	3,164,667
Elvetia	Credit Linked Note, 10.58%, 1/20/2031(8)(11)+	CHF	2,550,000	2,882,336
FCT Colisee	Credit Linked Note, 13.60%, 12/20/2023(12)+		€2,344,639	2,539,794
FCT Colisee	Credit Linked Note, 11.58%, 07/07/2034(8)(9)+		€2,400,000	2,618,880
FCT Opale	Credit Linked Note, 12.17%, 05/05/2030(7)+		$4,000,000	3,978,800
Future Ready Chakra	Credit Linked Note, 12.94%, 12/15/2030(7)+		$5,000,000	4,694,250
LOFT	Credit Linked Note, 12.35%, 02/28/2030(7)(8)		$2,870,000	2,870,000
LOFT	Credit Linked Note, 23.85%, 02/28/2030(7)(8)		$6,910,000	6,840,900
Mespil	Credit Linked Note, 14.67%, 12/08/2031(7)**		$5,000,000	4,860,000
Muskoka	Credit Linked Note, 14.98%, 11/01/2027(7)(8)+		$2,650,000	2,620,763

See Notes to financial statements.	Semi-Annual Report | ArrowMark Financial Corp.	3

Company(1)	Investment	# of Shares/Par Amount(2)	Fair Value(3)
Regulatory Capital Relief Securities (continued)
Banking (continued)
Nansa	Credit Linked Note, 12.46%, 03/01/2026(9)**	€6,567,447	$7,091,150
Nightingale LF	Credit Linked Note, 14.93%, 04/01/2028(8)(13)**	£2,000,000	2,496,312
Premium Green PLC	5 Year Secured Amortizing Floating Rate Note, 16.14%, 12/20/2024(10)+	$1,730,623	1,728,893
Premium Green PLC	5 Year Secured Amortizing Floating Rate Note, 12.87%, 06/29/2026(12)**	€1,936,114	2,055,117
Premium Green PLC	5 Year Secured Amortizing Floating Rate Note, 12.77%, 11/10/2026(12)+	€2,400,082	2,472,700
Pymes Magdalena	Credit Linked Note, 11.59%, 12/20/2052(9)**	€2,775,360	2,928,231
Resonance	Credit Linked Note, 11.08%, 10/05/2028(9)**	€3,089,721	3,271,201
Resonance	Credit Linked Note, 10.57%, 10/25/2029(12)**	€785,233	838,852
Salisbury	Credit Linked Note, 14.93%, 06/16/2027(13)+	£5,235,795	6,377,267
Salisbury	Credit Linked Note, 14.18%, 03/20/2028(13)+	£743,713	911,509
Salisbury	Credit Linked Note, 14.18%, 04/17/2028(8)(13)+	£4,500,000	5,729,859
Salisbury	Credit Linked Note, 16.53%, 04/17/2028(13)+	£1,959,645	2,433,904
Start	Credit Linked Note, 14.94%, 06/16/2025(7)+	$5,000,000	4,476,250
Syntotta	Credit Linked Note, 12.19%, 11/4/2037(9)**	€1,263,284	1,333,694
Terra	Credit Linked Note, 12.89%, 09/25/2029(7)**	$10,000,000	9,541,000
Waterloo	Credit Linked Note, 14.33%, 03/21/2026(7)(8)**	$2,700,000	2,700,000
	Total Regulatory Capital Relief Securities (Cost $176,137,499)		171,088,149
Trust Preferred and Preferred Securities – 1.8%
Banking – 1.8%
Fidelity Federal Bancorp	Fixed Rate Cumulative Perpetual Preferred Stock, Series A, 9%	$2,789,000	2,510,100
Fidelity Federal Bancorp	Fixed Rate Cumulative Perpetual Preferred Stock, Series B, 9%	$200,000	180,000
	Total Trust Preferred and Preferred Securities (Cost $3,004,203)		2,690,100
	Total Long-Term Investments (Cost $205,218,170)		195,881,765
Money Market Fund – 0.3%
Morgan Stanley Institutional Liquidity Funds - Treasury Portfolio	Institutional Share Class - Money Market Mutual Fund (MISXX) 4.95%	515,114	515,114
	Total Money Market Fund (Cost $515,114)		515,114
	Total Investments (Cost $205,733,284)(14)(15) — 129.8%		196,396,879
	Other assets and liabilities, net — (29.8)%(16)		(45,085,678)
	Total Net Assets — 100.0%*		$151,311,201

(1)	We do not "control" and are not an "affiliate" of any of our investments, each as defined in the Investment Company Act (the "1940 Act").
(2)	Par Value in USD, GBP, EUR or CHF.
(3)	Fair Value is determined in good faith in accordance with the Company’s valuation policy and is reviewed and accepted by the Company’s Board of Directors.
(4)	The estimated effective yield including structuring fees paid annually through maturity of 2030 and 2028, respectively, is 9.60%.
(5)	Securities are exempt from registration under Rule 144A of the Securities Act of 1933.

4	ArrowMark Financial Corp.| Semi-Annual Report	See Notes to financial statements.

(6)	The preferred shares are considered an equity position. Equity investments are entitled to recurring distributions which are generally equal to the remaining cash flow of the payments made by the underlying company’s securities less contractual payments to debt holders and company expenses. The estimated effective yield indicated is based upon a current projection of the amount and timing of these recurring distributions and the estimated amount of repayment of principal upon termination. Such projections are periodically reviewed and adjusted as needed. The estimated effective yield may ultimately not be realized.
(7)	Floating rate note: SOFR + minimum of 7.20%
(8)	Investments determined using significant unobservable inputs (Level 3). The value of such securities is $ 89,421,815 or 59.10% of net assets.
(9)	Floating rate note: 3M EURIBOR (Floored at 0%) + minimum of 8.00%
(10)	Floating rate note: 3M LIBOR + minimum 8.50%
(11)	Floating rate note: 3M CHF LIBOR + minimum 8.00%
(12)	Floating rate note: 3M EURIBOR + minimum 7.49%
(13)	Floating rate note: SONIA + minimum 9.75%
(14)	As of June 30, 2023, the tax cost basis of investment securities was $205,733,284. The gross unrealized appreciation over tax cost was $997,522 and gross unrealized depreciation under tax cost was $10,333,927. Net unrealized depreciation of tax cost under value was $9,336,405.
(15)	Cost values reflect accretion of original issue discount or market discount, and amortization of premium.
(16)	Includes $48,900,000 in bank loans from Texas Capital Bank.
*	Substantially all of the companies portfolio assets are pledged in respect of the credit facility (see note 7).
**	Held in Marshall Holdings Limited II.
+	Held in Marshall Holdings Limited III.

Forward foreign currency contracts outstanding as of June 30, 2023 were as follows:

Currency Purchased		Currency Sold		Expiration	Counterparty	Unrealized Appreciation (Depreciation)
USD	8,639,508	CHF	7,689,594	07/31/23	NWG	$19,360
USD	41,360,612	EUR	37,677,624	07/31/23	NWG	180,288
USD	18,912,060	GBP	14,829,150	07/31/23	NWG	74,546
						$274,194

ABS	Asset-Backed Security
CHF	Swiss Franc
EUR	Euro
EURIBOR	Euro London Interbank Offered Rate
GBP	British Pound
LIBOR	London Interbank Offered Rate
NWG	NatWest
PLC	Public Limited Company
SOFR	Secured Overnight Financing Rate
SONIA	Sterling Overnight Interbank Average Rate

See Notes to financial statements.	Semi-Annual Report | ArrowMark Financial Corp.	5

Additional Information

The following is a listing of the underlying unsecured loans that were made by Community Funding 2018, LLC. See Notes to Financial Statements for additional information on ArrowMark Financial Corp’s. investment in Community Funding 2018, LLC.

Bank Name	Principal Amount	State
Big Poppy Holdings, Inc.	$9,000,000	California
Delmar Bancorp	4,500,000	Maryland
Fidelity Federal Bancorp	8,000,000	Indiana
First Bancshares, Inc.	10,000,000	Mississippi
Halbur Bancshares	3,000,000	Iowa
Vintage Bancorp	1,650,000	Kansas
Total	$36,150,000

6	ArrowMark Financial Corp.| Semi-Annual Report	See Notes to financial statements.

Consolidated Statement of Assets and Liabilities As of June 30, 2023 (unaudited)

Assets
Investments in securities, at fair value (Cost $205,733,284)	$196,396,879
Cash	73,336
Foreign Cash (Cost $64,967)	64,965
Unrealized appreciation on forward foreign currency contracts	274,194
Interest and dividends receivable	3,550,534
Prepaid assets	919,637
Total assets	201,279,545

Liabilities
Loan payable (Note 7)	48,900,000
Investment advisory fees payable	878,185
Loan interest payable	38,422
Accrued expenses payable	151,737
Total liabilities	49,968,344

Net Assets	$151,311,201

Net assets consist of:
Common stock, at par ($0.001 per share)	$7,108
Paid-in capital	156,572,754
Total distributable earnings (loss)	(5,268,661)
Net Assets	$151,311,201

Net asset value per share
Common Stock Shares Outstanding	7,108,302
Net asset value per common share	$21.29
Market price per share	$16.67
Market price discount to net asset value per share	(21.70)%

See Notes to financial statements.	Semi-Annual Report | ArrowMark Financial Corp.	7

Consolidated Statement of Operations For the Six Months Ended June 30, 2023 (unaudited)

This Statement of Operations summarizes the Company’s investment income earned and expenses incurred in operating the Company. It also shows net gains (losses) for the period stated.

Investment Income
Interest	$13,231,483
Dividends	171,510
Other income (Note 9)	132,899
Total investment income	13,535,892

Expenses
Interest expense	1,717,200
Investment advisory fee	1,701,931
Directors’ fees	211,555
Transfer agent, custodian fees and administrator fees	171,977
Professional fees	153,671
Bank fees	145,990
Investor relations fees	117,984
Valuation service fees	104,503
Delaware franchise tax	32,550
Insurance expense	28,429
Miscellaneous fees (proxy, rating agency, etc.)	381,094
Total expenses	4,766,884
Net investment income	8,769,008

Realized and Unrealized Gain/(Loss) on Investments, Forward Foreign Currency Contracts and Foreign Currency Translations
Net realized loss on investments	(207,064)
Net realized loss from forward foreign currency contracts	(2,486,565)
Net realized gain from foreign currency translations	555,041
Net change in net unrealized appreciation on investments	1,808,185
Net change in unrealized appreciation on forward foreign currency contracts	672,445
Net change in unrealized depreciation on foreign currency translations	(12,071)
Net realized and unrealized gain/(loss) on investments, forward foreign currency contracts and forward foreign translations	329,971

Net Increase in Net Assets Resulting From Operations	$9,098,979

8	ArrowMark Financial Corp.| Semi-Annual Report	See Notes to financial statements.

Consolidated Statements of Changes In Net Assets

These statements of changes in net assets show how the value of the Company’s net assets has changed during the last two periods. The difference reflects earnings less expenses, any investment gains and losses, distributions, if any, paid to shareholders and the net of Company share transactions.

	For the Six months Ended June 30, 2023 (unaudited)	For the Year Ended December 31, 2022
Increase (Decrease) in Net Assets
From Operations
Net investment income	$8,769,008	$13,077,463
Net realized gain on investments, forward foreign currency contracts and foreign currency translations	(2,138,588)	3,615,022
Net change in unrealized depreciation on investments, forward foreign currency contracts and foreign currency translations	2,468,559	(11,326,530)

Net increase in net assets resulting from operations	9,098,979	5,365,955

Distributions to shareholders
From total distributable earnings	(5,542,397)	(11,786,706)
Total distributions	(5,542,397)	(11,786,706)

From Company share transactions
Proceeds from sales	—	458,264
Reinvestment of distributions	95,558	118,650
Increase in net assets resulting from Company share transactions	95,558	576,914

Total increase/(decrease)	3,652,140	(5,843,837)

Net assets
Beginning of period	147,659,061	153,502,898
End of period	$151,311,201	$147,659,061

Shares outstanding
Beginning of period	7,102,626	7,075,430
Proceeds from sales	—	21,114
Reinvestment of distributions	5,676	6,082
End of period	7,108,302	7,102,626

See Notes to financial statements.	Semi-Annual Report | ArrowMark Financial Corp.	9

Consolidated Statement of Cash Flow

This Statement of Cash Flows shows cash flow from operating and financing activities for the year stated.

For the Six Months Ended June 30, 2023 (unaudited)
Cash flows from operating activities
Net increase in net assets from operations	$9,098,979

Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Purchase of investments securities	(21,952,524)
Proceeds from sales and redemptions of investment securities	28,032,640
Net sales of short-term investments	2,926,009
Net realized loss on investments	207,064
Net change in net unrealized appreciation on investments	(1,808,185)
Net change in unrealized appreciation on forward foreign currency contracts	(672,445)
Net accretion of discount	(192,573)
Decrease in prepaid expenses	326,337
Increase in interest receivable and dividends receivable	(301,611)
Decrease in advisory fees payable	(39,741)
Decrease in loan interest payable	(8,375)
Decrease in excise tax payable	(246,963)
Increase in accrued fees payable	1,397
Net cash provided by operating activities	15,370,009
Cash flows from financing activities
Decrease in loan payable	(6,700,000)
Cash distributions to shareholders	(8,927,126)
Net cash used for financing activities	(15,627,126)
Net decrease in cash	(257,117)
Cash and Foreign Cash:
Beginning of period	395,418
End of period	$138,301

Supplemental disclosure of cash flow information
Cash paid for interest	$1,725,575
Distributions reinvested	$95,558

10	ArrowMark Financial Corp.| Semi-Annual Report	See Notes to financial statements.

The financial highlights show how the Company’s net asset value for a common stock share has changed during the period.

	For the Six Months Ended June 30, 2023 (unaudited)		For the Year Ended December 31, 2022	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018
Per share operating performance
Net Asset value, beginning of period	$20.79		$21.70	$21.44	$21.83	$21.43	$21.56
Net investment income[1]	1.23		1.84	1.60	1.68	1.54	1.63
Net realized and unrealized gain/(loss) on investments[1]	0.05		(1.09)	0.28	(0.50)	0.38	(0.10)
Offering cost[1]	—		—	—	—	—	—
Total from investment operations	1.28		0.75	1.88	1.18	1.92	1.53
Less distributions to shareholders
From net investment income	(0.78)		(1.66)	(1.62)	(1.57)	(1.52)	(1.66)
Total distributions	(0.78)		(1.66)	(1.62)	(1.57)	(1.52)	(1.66)
Net asset value, end of period	$21.29		$20.79	$21.70	$21.44	$21.83	$21.43
Per share market value, end of period	$16.67		$17.04	$21.97	$19.25	$22.30	$19.30
Total investment return based on market value[2]	2.47	%*	(15.16)%	23.19%	(5.76)%	24.00%	3.84%
Total investment return based on net asset value[2]	7.27	%*	4.80%	9.25%	7.22%	9.32%	7.65%
Ratios and supplemental data
Net assets end of period (in millions)	$151.3		$147.7	$153.5	$140.8	$143.2	$140.4
Ratios (as a percentage of average net assets):
Expenses before waivers and/or recoupment, if any[3]	6.51	%**	5.64%	4.47%	4.17%	4.39%	5.01%
Expenses after waivers and/or recoupment, if any[4,5]	6.51	%**	5.64%	4.41%	4.17%	4.39%	4.95%
Net investment income[6]	11.97	%**	8.72%	7.46%	8.10%	7.11%	7.52%
Portfolio turnover rate	11	%*	29%	20%	60%	13%	30%
Revolving credit agreement
Total revolving credit agreement outstanding (000s)	$48,900		$55,600	$60,000	$43,000	$17,700	$51,000
Asset Coverage per $1,000 for revolving credit agreement	4,094		3,656	3,558	4,274	9,090	3,753

1	The net investment income and unrealized gain/(loss) on investments per share were calculated using the average shares outstanding method.

2	Investment return based on net asset value includes management fee and all other expenses paid by the Fund. Dividends are reinvested in accordance with Fund’s Dividend Reinvestment Plan. Investment return based on market value is based on share market price and reinvestment of distributions at the price obtained under the Dividend Reinvestment Plan. Total return does not include sales load and offering expenses.

3	Ratio of expenses before waivers or recoupment, if any, to managed assets equals 4.89%, 4.08%, 3.34%, 3.49%, 3.55%, 3.83%,3.67%, 3.58% and 3.62% for the period ended June 30, 2023 and for the years ended December 31, 2022, 2021, 2020, 2019, 2018, 2017, 2016 and 2015, respectively.

4	Excluding interest expense, net operating expenses would have been 4.16%, 4.09%, 3.53%, 3.61%, 3.40%, 3.61%, 3.75%, 3.74% and 3.54% for the period ended June 30, 2023 and for the years ended December 31, 2022, 2021, 2020, 2019, 2018, 2017, 2016 and 2015, respectively.

5	Ratio of expenses after waivers or recoupment, if any, to managed assets equals 4.89%, 4.08%, 3.38%, 3.49%, 3.55%, 3.78%, 3.73%, 3.52% and 3.35%, for the period ended June 30, 2023 and for the years ended December 31, 2022, 2021, 2020, 2019, 2018, 2017, 2016 and 2015, respectively.

6	Ratio of net investment income to managed assets equals 8.99%, 6.31%, 5.65%, 6.77%, 5.75%, 5.74%, 5.51%, 5.23% and 4.88% for the period ended June 30, 2023 and for the years ended December 31, 2022, 2021, 2020, 2019, 2018, 2017, 2016 and 2015, respectively.

7	Net asset value at beginning of period reflects a deduction of $1.51 per share of sales load and offering expense from the initial public offering price of $25 per share.

*	Not-annualized.

**	Annualized.

†	The Company commenced operations on November 13, 2013.

See Notes to financial statements.	Semi-Annual Report | ArrowMark Financial Corp.	11

The financial highlights show how the Company’s net asset value for a common stock share has changed during the period.

	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016	For the Year Ended December 31, 2015	For the Year Ended December 31, 2014	For the Period Ended December 31, 2013†
Per share operating performance
Net Asset value, beginning of period	$21.22	$21.62	$21.86	$23.07	$23.49[7]
Net investment income	1.58	1.56	1.44	0.84	(0.09)
Net realized and unrealized gain/(loss) on investments	0.26	(0.50)	(0.17)	0.01	(0.05)
Offering cost	—	—	—	(0.06)	—
Total from investment operations	1.84	1.06	1.27	0.79	(0.14)
Less distributions to shareholders
From net investment income	(1.50)	(1.46)	(1.29)	(1.22)	(0.28)
Return of capital	—	—	(0.22)	(0.78)	—
Total distributions	(1.50)	(1.46)	(1.51)	(2.00)	(0.28)
Net asset value, end of period/year	$21.56	$21.22	$21.62	$21.86	$23.07
Per share market value, end of period/year	$20.13	$18.69	$16.30	$19.47	$24.56
Total investment return based on market value	16.21%	24.45%	(8.68)%	(13.59)%	(0.62	)%*
Total investment return based on net asset value	9.62%	6.53%	7.88%	3.28%	(0.65	)%*
Ratios and supplemental data
Net assets end of period (in millions)	$141.0	$138.6	$140.8	$142.1	$108.3
Ratios (as a percentage of average net assets):
Expenses before waivers and/or recoupment, if any	4.93%	5.02%	4.87%	3.73%	3.04	%**
Expenses after waivers and/or recoupment, if any	5.01%	4.94%	4.50%	3.73%	3.04	%**
Net investment income	7.39%	7.33%	6.56%	3.41%	(3.00	)%**
Portfolio turnover rate	16%	34%	101%	30%	81	%*
Revolving credit agreement
Total revolving credit agreement outstanding (000s)	$25,750	$61,500	$25,000	$22,500	$—
Asset Coverage per $1,000 for revolving credit agreement	6,478	3,253	6,631	7,317	—

12	ArrowMark Financial Corp.| Semi-Annual Report	See Notes to financial statements.

Note 1 — Organization

ArrowMark Financial Corp. (“AMFC” or the “Company”) is a Delaware corporation registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended, (the “Investment Company Act”) which commenced investment operations on November 13, 2013. In addition, AMFC has elected to be treated for tax purposes as a regulated investment company (‘‘RIC’’) under Subchapter M of the Internal Revenue Code of 1986, as amended (the ‘‘Code’’).As an investment company, the Company follows the accounting and reporting guidance of the Financial Accounting Standards Board and the Accounting Standards Codification Topic 946 “Financial Services — Investment Companies.”

Investment Objectives — ArrowMark Financial Corp.’s primary investment objective is to provide stockholders with current income, and to a lesser extent, capital appreciation. There can be no assurance that the Company will achieve the investment objectives.

Investment Strategies — The Company is focused on income generation, capital preservation, and providing risk-adjusted rates of return. The Company attempts to achieve its investment objective through investment in preferred equity, debt and subordinated debt, structured notes and securities, convertible securities, regulatory capital securities and common equity issued or structured by banks and financial institutions including community banks, larger regional, national and money center banks domiciled in the United States and foreign and global money center banks. (“banking-related securities”). The Company makes investments that will generally be expected to pay the Company dividends and interest on a current basis and generate capital gains over time. The Company may seek to enhance the Company’s returns through the use of warrants, options and other equity conversion features. The Company has a policy to invest, under normal circumstances, at least 80% of the value of its net assets plus the amount of any borrowings for investment purposes in such banking-related securities.

The Company focuses its portfolio on making long-term, passive, non-control investments in the banking sector, including “regulatory capital securities” which are securities issued or structured by banks seeking capital that is treated more favorably under banking regulations than other types of capital, acquisitions and other refinancing activities regulatory capital securities are issued or structured by a bank to maintain or reduce its regulatory capital requirements by transferring certain credit risks to investors. Regulatory capital securities may be structured in a variety of ways and are highly bespoke to the needs of the bank or other deposit-taking institution involved. Regulatory capital securities may be in the form of structured notes (e.g., credit-linked notes), contingent convertible securities, and other structured products or transactions. The Company intends to continue to direct investments in numerous issuers differentiated by asset size, business models and geographies. The Company also may invest in an option strategy that will normally consist of writing (selling) call options on bank equity securities in the Company’s portfolio (“covered calls”).The Company invests in foreign securities and the Company is not limited in the amount of assets the Company may invest in such foreign securities.

The Company indirectly invests in securities issued or structured by banks through structured securities and credit derivatives, including collateralized loan obligations (CLOs) and credit-linked notes. The Company currently invests in credit-linked notes for which the performance and payment of principal and interest is tied to a reference asset such as a pool of loans originated by a bank and held on its

Semi-Annual Report | ArrowMark Financial Corp.	13

balance sheet. The Company also invests in equity and junior debt tranches of CLOs, and other debt securitizations, that are collateralized by a portfolio consisting primarily of unsecured, subordinated loans made to (and, to a lesser extent, unsecured, subordinated debentures and notes issued by) community banks or savings institutions or their respective holding companies. The Company may also invest in other securities and instruments that are related to these investments or that the Adviser believes are consistent with the Company’s investment objectives, including senior debt tranches of CLOs and loan accumulation facilities. These indirect investments provide exposure to and focus on the same types of direct investments that the Company makes in banking companies and, accordingly, the Company’s investments in structured securities (such as credit-linked notes and CLOs) and credit derivatives that provide exposure to the banking industry are considered an investment in banking securities. The loans or other assets pledged as collateral in these securitizations may not be publicly rated by any rating agency, and may have greater credit and liquidity risks than investment-grade corporate obligations that are publicly rated. The Company believes that the use of such instruments complements the Company’s overall strategy and enhance the diversity of the Company’s holdings.

The Company may also incur additional leverage to the extent permitted by the Investment Company Act. Although the Company normally seeks to invest substantially all of the Company’s assets in banking-related securities, the Company reserves the ability to invest up to 20% of the Company’s assets in other types of securities and instruments.

Additionally, the Company may take temporary defensive positions that are inconsistent with the Company’s investment strategy in attempting to respond to adverse market, economic, political or other conditions. If the Company does so, the Company may not achieve the Company’s investment objective. The Company may also choose not to take defensive positions.

Consolidation of Disregarded Entities — The Company makes investments in securities through Marshall Holdings II, Limited and Marshall Holdings III, Limited, both organized under the laws of the Cayman Islands (the “Disregarded Entities”).The consolidated financial statements of the Company include all assets and liabilities of the Disregarded Entities. All inter-company accounts and transactions have been eliminated. As of June 30, 2023, the net assets of the Designated Entities were $116,084,705, which represented 76.72% of the Fund’s net assets.

Note 2 — Significant accounting policies

The following is a summary of significant accounting policies consistently followed by AMFC in the preparation of its financial statements. The preparation of the financial statements is in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP") and requires the Board of Directors, inclusive of the sub-committees, and ArrowMark Asset Management, LLC (the "Advisor") to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Cash and Cash Equivalents — AMFC considers all highly liquid debt instruments with a maturity of three months or less at the time of purchase to be cash equivalents.

Investment Valuation–The most significant estimates made in the preparation of the financial statements of ArrowMark Financial Corp. are the valuation of equity and debt investments and the effective yield calculation with respect to certain debt securities, as well as the related amounts of unrealized appreciation and depreciation of investments recorded. The Company believes that there is no single definitive method for determining fair value in good faith. As a result, determining fair value requires that judgment be applied to the specific facts and circumstances of each portfolio investment while employing a consistently applied valuation process for the types of investments that AMFC makes. The Company is required to specifically fair value each individual investment on a quarterly basis.

14	ArrowMark Financial Corp.| Semi-Annual Report

The Company complies with ASC 820-10, Fair Value Measurements and Disclosure, which establishes a three-level valuation hierarchy for disclosure of fair value measurements. ASC 820-10 clarified the definition of fair value and requires companies to expand their disclosure about the use of fair value to measure assets and liabilities in interim and annual periods subsequent to initial recognition. ASC 820-10 defines fair value as the price that would be received to sell an asset or paid to transfer a liability (i.e. the “exit price”) in an orderly transaction between market participants at the measurement date. ASC 820-10 also establishes the following three-tier fair value hierarchy:

●	Level 1— Quoted prices in active markets for identical securities;

●	Level 2 — Other significant observable inputs. These inputs may include quoted prices for the identical instrument on an active market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data; and

●	Level 3 — Significant unobservable inputs, including the Company’s own determinations about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

To the extent securities owned by the Company are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Securities traded on inactive markets or valued by reference to similar instruments are generally categorized in Level 2 of the fair value hierarchy.

The availability of valuation techniques and observable inputs can vary from security to security and is affected by a wide variety of factors including the type of security, whether the security is new and not yet established in the marketplace, and other characteristics particular to the transaction. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgement. Those estimated values do not necessarily represent the amounts that may be ultimately realized due to the occurrence of future circumstances that cannot be reasonably determined. Because of the inherent uncertainty of valuation, those estimated values may be materially higher or lower than the values that would have been used had a ready market for the securities existed. Accordingly, the degree of judgment exercised by AMFC in determining fair value is greatest for securities categorized in Level 3. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement in its entirety falls, is determined based on the lowest level input that is significant to the fair value measurement. The valuation levels are not necessarily an indication of the risk associated with investing in those securities.

Fair value is a market-based measure considered from the perspective of a market participant rather than an entity-specific measure. Therefore, even when market assumptions are not readily available, AMFC’s own assumptions are set to reflect those that market participants would use in pricing the asset or liability at the measurement date. AMFC uses prices and inputs that are current as of the measurement date, including periods of market dislocation. In periods of market dislocation, the observability of prices and inputs may be reduced for many securities. This condition could cause a security to be reclassified to a lower level within the fair value hierarchy.

AMFC will determine fair value of its assets and liabilities in accordance with valuation procedures adopted by its Board of Directors. The Company may utilize the services of one or more regionally or nationally recognized independent valuation firms to help it determine the value of each investment for which a market price is not available. AMFC’s Board of Directors will also review valuations of such investments provided by the Advisor. To the extent AMFC invests in securities for which market quotations are readily available, such market value will be used to value those securities. If a market

Semi-Annual Report | ArrowMark Financial Corp.	15

value cannot be obtained or if the Advisor determines that the value of a security as so obtained does not represent a fair value as of the measurement date (due to a significant development subsequent to the time its price is determined or otherwise), fair value shall be determined pursuant to the methodologies established by the Board of Directors. In making these determinations, the Company may engage an independent valuation firm from time to time to assist in determining the fair value of our investments. The methods for valuing these investments may include fundamental analysis, discounts from market prices of similar securities, purchase price of securities, subsequent private transactions in the security or related securities, or discounts applied to the nature and duration of restrictions on the disposition of the securities, as well as a combination of these and other factors.

Structured Debt Securities– AMFC may acquire equity or preferred equity in structured debt securities or other structured financings. In valuing such investments, AMFC attempts to obtain a minimum of two marks provided by recognized industry brokers as a primary source, supplemented by actual trades executed in the market at or around period-end, as well as the marks provided by the broker who arranges transactions in such investment vehicles. Any event adversely affecting the value of such structured debt securities and other structured financings, including events that impact the value of the underlying collateral held by such vehicles, would be magnified to the extent leverage is utilized. AMFC’s investment in structured debt securities and other structured financings that utilize leverage may make it more likely that substantial changes in the Company’s net asset value (“NAV”) will occur.

The fair value of the structured debt securities is determined using market price quotations (where observable) and other observable market inputs. When using market price quotations from brokers, fair value is calculated using the average of two or more indicative broker quotes obtained as of the valuation date. When quotations are unobservable, internal valuation models (typically including discounted cash flow analysis and comparable analysis) are employed. Structured debt securities are generally categorized as Level 2 or 3 in the fair value hierarchy, depending on the availability of broker quotes and observable inputs. At June 30, 2023, AMFC’s investment in Community Funding 2018, LLC was valued on the basis of the average of two broker quotes.

Service fees are paid to StoneCastle Investment Management, LLC, (“The Servicer”).The Servicer rebates the entire service fee to AMFC quarterly. For the six months ended June 30, 2023 this amounted to $132,899 relating to Community Funding 2018, LLC.

Regulatory Capital Relief Securities. Regulatory capital relief securities are senior unsecured debt obligations that are credit linked to the performance of a reference portfolio of certain loan related claims on corporate and similar entities. The fair value of regulatory capital relief securities is generally based on broker quotes. Regulatory capital relief securities are generally categorized as Level 2 or 3 in the fair value hierarchy, depending on the availability of broker quotes.

Preferred and Trust Preferred Securities. The fair value of preferred securities and trust preferred securities is generally determined using market price quotations (where observable) and other observable market inputs (including recently executed transactions). When using market price quotations from brokers, fair value is calculated using the average of two or more indicative broker quotes obtained as of the valuation date. When quotations are unobservable, internal valuation models (typically including discounted cash flow analysis and comparable analysis) are employed. Perpetual preferred and trust preferred securities are generally categorized as Level 2 or 3 in the fair value hierarchy, depending on the availability of observable inputs.

Debt Securities. Under procedures established by the Board of Directors, we value secured debt, unsecured debt, senior term loans, subordinated term loans and other debt securities, for which market quotations are readily available, at such market quotations (unless they are deemed not to represent fair value).We attempt to obtain market quotations from at least two brokers if available. If not available

16	ArrowMark Financial Corp.| Semi-Annual Report

or when market quotations are deemed not to represent fair value, we typically utilize independent third party valuation firms to assist us in determining fair value. Our independent valuation firms consider observable market inputs together with significant unobservable inputs in arriving at their valuation recommendations for such Level 2 and Level 3 categorized assets. Investments that are not publicly traded or whose market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors. Such determination of fair value may involve subjective judgments and estimates.

Equity Securities. AMFC may invest in equity securities (including exchange traded funds) for which bid and ask prices can be observed in the marketplace. Bid prices reflect the highest price that the marketplace participants are willing to pay for an asset. Ask prices represent the lowest price that the marketplace participants are willing to accept for an asset. The Company’s policy for listed securities for which no sale was reported on that date is generally to value the security using the last reported “bid” price if held long, and last reported “ask” price if sold short. Equity securities are generally categorized as Level 1 or 2 in the fair value hierarchy, depending on trading volume levels.

Forward Contracts. Forward contracts are traded on the OTC market. The fair value of forward contracts is determined using observable inputs, such as currency exchange rates or commodity prices, applied to notional amounts stated in the applicable contracts. Forward contracts are generally categorized in Level 2 of the fair value hierarchy.

The Company’s assets measured at fair value subject to the disclosure requirements of ASC 820-10-35 at June 30, 2023, were as follows:

	TOTAL FAIR VALUE AT 6-30-23	LEVEL 1 QUOTED PRICE	LEVEL 2 SIGNIFICANT OBSERVABLE INPUTS	LEVEL 3 SIGNIFICANT UNOBSERVABLE INPUTS

Term Loans	$10,801,000	$—	$10,801,000	$—

Structured Debt Security	11,302,516	—	11,302,516	—

Regulatory Capital Relief Securities	171,088,149	—	81,666,334	89,421,815

Trust Preferred and Preferred Securities	2,690,100	—	2,690,100	—

Money Market Fund	515,114	515,114	—	—

Derivatives:

Foreign Currency Contracts

Forward Foreign Currency Contracts	274,194	—	274,194	—

Total Investments in Securities	$196,671,073	$515,114	$106,734,144	$89,421,815

The Level 3 categorized assets listed above have been valued via the use of a) independent third party valuation firms, or, b) fair valued as determined in good faith by the Board of Directors, in accordance with procedures established by the Board of Directors.

For fair valuations using significant unobservable inputs, U.S. GAAP requires AMFC to present a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to

Semi-Annual Report | ArrowMark Financial Corp.	17

total realized and unrealized gains or losses, purchase and sales, and transfers in and out of Level 3 during the period. Transfers in and out between levels are based on values at the end of a period. U.S. GAAP also requires AMFC to disclose amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. A reconciliation of Level 3 investments is presented below:

REGULATORY CAPITAL RELIEF SECURITIES
Balance at December 31, 2022	$69,529,738
Realized loss including earnings	—
Unrealized depreciation on investments	340,055
Purchases	21,952,524
Sales	(4,000,635)
Transfers in	4,929,232
Transfers out	(3,329,099)
Balance at June 30, 2023	$89,421,815

The change in unrealized appreciation on Level 3 securities held as of June 30, 2023 was $340,055.

	FAIR VALUE AT 6-30-23	VALUATION TECHNIQUES	UNOBSERVABLE INPUTS	ASSUMPTIONS	IMPACT TO VALUATION FROM AN INCREASE TO INPUT
Regulatory Capital Securities	$89,421,815	Broker Quote	—	—	—
	$89,421,815

Securities Transactions, Investment Income and Expenses — Securities transactions are recorded on trade date for accounting and financial statement preparation purposes. Realized gains and losses on investments sold are recorded on the identified cost basis. Interest income is recorded on the accrual basis. Accretion of discounts and amortization of premiums are recorded on a daily basis using the effective yield method except for short term securities, which records discounts and premiums on a straight-line basis. Dividends are recorded on the ex-dividend date.

Dividends and Distributions to Shareholders — Dividends from net investment income, if any, are declared and paid quarterly. Distributions, if any, of net short-term capital gain and net capital gain (the excess of net long-term capital gain over the short-term capital loss) realized by AMFC, after deducting any available capital loss carryovers are declared and paid to shareholders at least annually. Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S.GAAP. These differences include the treatment of non-taxable dividends, losses deferred due to wash sales and excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications within the components of net assets.

Forward Foreign Currency Transactions/Contracts — The Fund may enter into forward foreign currency contracts to hedge against foreign currency exchange rate risk on their non-U.S. dollar denominated securities or to facilitate settlement of foreign currency denominated portfolio transactions. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is extinguished, through either delivery or offset by entering into another forward foreign currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished.

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Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statements of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counter parties to meet the terms of their contracts. For the six months ended June 30, 2023, the Fund’s average monthly volume of forward foreign currency contracts was as follows:

Forward Foreign Currency Contracts — Sold
$66,184,935

Master Netting Agreement — In order to define its contractual rights and to secure rights that will help mitigate its counterparty risk, the Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”). An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements. The result would cause the Fund to accelerate payment of any net liability owed to the counterparty.

Collateral Requirements — For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty. Cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Fund, if any, is noted in the Portfolio of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Fund. Any additional required collateral is delivered to/pledged by the Fund on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Fund from its counterparties are not fully collateralized, they bear the risk of loss from counterparty nonperformance. Likewise, to the extent the Fund has delivered collateral to a counterparty and stands ready to perform under the terms of its agreement with such counterparty, it bears the risk of loss from a counterparty in the amount of the value of the collateral in the even the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts. For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statements of Assets and Liabilities.

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The following tables present derivative assets and liabilities net of amounts available for offset under a master netting agreement and any related collateral received or posted by the Fund for forward foreign currency contracts as of June 30, 2023:

Counterparty	Derivative Assets - Gross	Derivative Available for Offset	Collateral Received	Derivative Assets - Net*
Natwest	$274,194	$—	$—	$274,194

* Net amount represents the net receivable from the counterparty in the event of a default.

Counterparty	Derivative Liability - Gross	Derivative Available for Offset	Collateral Posted	Derivative Liability - Net**
Natwest	$—	$—	$—	$—

** Net amount represents the net payable to the counterparty in the event of a default.

Currency Risk — The Fund invests in securities of foreign issuers, including American Depositary Receipts. These markets are subject to special risks associated with foreign investments not typically associated with investing in U.S. markets. Because the foreign securities in which the Fund may invest generally trade in currencies other than the U.S. dollar, changes in currency exchange rates will affect the Fund’s NAV, the value of dividends and interest earned and gains and losses realized on the sale of securities. Because the NAV for the Fund is determined on the basis of U.S. dollars, the Fund may lose money by investing in a foreign security if the local currency of a foreign market depreciates against the U.S. dollar, even if the local currency value of the Fund’s holdings goes up. Generally, a strong U.S. dollar relative to these other currencies will adversely affect the value of the Fund’s holdings in foreign securities.

Foreign Securities Market Risk — Securities of many non-U.S. companies may be less liquid and their prices more volatile than securities of comparable U.S. companies. Securities of companies traded in many countries outside the U.S., particularly emerging markets countries, may be subject to further risks due to the inexperience of local investment professionals and financial institutions, the possibility of permanent or temporary termination of trading and greater spreads between bid and asked prices of securities. In addition, non-U.S. stock exchanges and investment professionals are subject to less governmental regulation, and commissions may be higher than in the United States. Also, there may be delays in the settlement of non-U.S. stock exchange transactions.

Disclosure About Derivative Instruments and Hedging Activities — The following tables provide quantitative disclosures about fair value amounts of, gains and losses on, the Fund’s derivative instruments as of June 30, 2023.

The following table lists the fair values of the Fund’s derivative holdings as of June 30, 2023 grouped by contract type and risk exposure category.

Derivative Type	Balance Sheet Location	Equity Contracts	Foreign Currency Contracts	Total
Asset Derivatives
Forward foreign currency contracts	Unrealized appreciation on forward foreign currency contracts	$—	$274,194	$274,194
Total Value - Assets		$—	$274,194	$274,194

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The following table lists the amounts of realized gains or losses included in net increase in net assets resulting from operations for the six months ended June 30, 2023, grouped by contract type and risk exposure.

Derivative Type	Income Statement Location	Equity Contracts	Foreign Currency Contracts	Total
Realized Gain (Loss)
Forward Foreign Currency Contracts	Net realized loss from forward foreign currency contracts	$—	$(2,486,565)	$(2,486,565)
Total Realized Gain (Loss)		$—	$(2,486,565)	$(2,486,565)

The following table lists the amounts of change in unrealized appreciation (depreciation) included in net increase in net assets resulting from operations for the six months ended June 30, 2023, grouped by contract type and risk exposure.

Derivative Type	Income Statement Location	Equity Contracts	Foreign Currency Contracts	Total
Change in appreciation (depreciation)
Forward Foreign Currency Contracts	Net change in unrealized appreciation on forward foreign currency contracts	$—	$672,445	$672,445
Total change in appreciation		$—	$672,445	$672,445

Note 3 — Investment Advisory Fee and Other Fee Arrangements

ArrowMark Asset Management, LLC, serves as investment advisor to AMFC pursuant to a management agreement with AMFC (the “Management Agreement”). For its services as the investment advisor, AMFC pays the Advisor a fee at the annual rate of 1.75% of total assets. AMFC will pay the management fee quarterly in arrears, and it will be equal to 0.4375% (1.75% annualized) of our managed assets at the end of such quarter, including cash and cash equivalents and assets purchased with borrowings.

AMFC currently pays each Director who is not an officer or employee of the Advisor a fee of $55,000 per annum, plus $1,500 for each in-person meeting of the Board of Directors or committee meeting. The chairman of AMFC’s audit committee, nominating committee and the Lead Independent Director are each paid an additional $10,000 per year. Directors do not receive any pension or retirement plan benefits and are not part of any profit sharing plan. Interested Directors do not receive any compensation from AMFC. AMFC has incurred $211,555 of Directors fees for the six months ended June 30, 2023.

Note 4 — Purchases and Sales and Redemptions of Securities

For the six months ended June 30, 2023, (i) the cost of purchases was $21,952,524 (ii) the sales and redemptions of securities was $28,032,640.

Note 5 — Federal Tax Information

The Company intends to operate so as to qualify to be taxed as a RIC under Subchapter M of the Internal Revenue Code and, as such, to not be subject to federal income tax on the portion of its taxable income and gains distributed to stockholders. To qualify for RIC tax treatment, AMFC is required to distribute at least 90% of its investment company taxable income, as defined by the Code.

Because federal income tax regulations differ from accounting principles generally accepted in the United States, distributions in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statement to reflect their tax character. Temporary differences arise when certain items of income, expense, gain or loss

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are recognized at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

AMFC has followed the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires AMFC to determine whether a tax position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. AMFC has determined that there was no effect on the financial statements from following this authoritative guidance. In the normal course of business, AMFC is subject to examination by federal, state and local jurisdictions, where applicable, for tax years for which applicable statutes of limitations have not expired.

As of December 31, 2022, the components of distributable earnings on a tax basis were as follows:

Unrealized Depreciation	$(11,127,413)
Undistributed Ordinary Income	1,727,531
Undistributed Long-Term Gains	574,639
Total	$(8,825,243)

For the year ended December 31, 2022, the tax character of distributions paid by the Company was $11,702,625 of ordinary income dividends. For the year ended December 31, 2021, the tax character of distributions paid by the Company was $10,502,305 of ordinary income dividends. Distributions from net investment income and short-term capital gains are treated as ordinary income for federal tax purposes.

The Company declared a $0.39 per share dividend on March 23, 2023 and June 20, 2023, which was paid on March 31, 2023 and June 28, 2023, respectively.

At June 30, 2023, the federal tax cost, aggregate gross unrealized appreciation and depreciation of securities held by AMFC were as follows:

Federal tax cost	$205,733,284
Gross unrealized appreciation	997,522
Gross unrealized depreciation	(10,333,927)
Net unrealized depreciation	$(9,336,405)

Pursuant to federal income tax rules applicable to regulated investment companies, AMFC may elect to treat certain capital losses up to and including December 31 as occurring on the first day of the following tax year. For the period after October 31, 2022 and ending December 31, 2022, any amount of losses elected within the tax year will not be recognized for federal income tax purposes until 2023. For the year ended December 31, 2022,AMFC had no ordinary income or long-term capital loss deferrals.

Accumulated capital losses represent net capital loss carry forwards as of December 31, 2022 that may be available to offset future realized capital gains and thereby reduce future capital gains distributions. AMFC is permitted to carry forward capital losses incurred for an unlimited period. Additionally, capital losses that are carried forward will retain their character as either short-term or long-term capital losses. For the year ended December 31, 2022, AMFC had no capital loss carryforwards.

During the year ended December 31,2022, AMFC utilized $3,141,634 of prior year capital loss carryforwards.

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Note 6 — Risk Considerations

Risks are inherent in all investing. The following summarizes some, but not all, of the risks that should be considered for the Company. For additional information about the risks associated with investing in the Company, please see the Company’s prospectus as well as other Company regulatory filings.

Investment and Market Risk — An investment in the Company’s common shares (“Common Shares”) is subject to investment risk, including the possible loss of the entire principal invested. Common Shares at any point in time may be worth less than the original investment, even after taking into account the reinvestment of Company dividends and distributions. The Company expects to utilize leverage, which will magnify investment risk.

Preferred and Debt Securities Risk — Preferred and debt securities in which the Company invests are subject to various risks, including credit risk, interest rate risk, call/prepayment risk and reinvestment risk. In addition, preferred securities are subject to certain other risks, including deferral and omission risk, subordination risk, limited voting rights risk and special redemption rights risk.

Credit Risk — The Company is subject to credit risk, which is the risk that an issuer of a security may be unable or unwilling to make dividend, interest and principal payments when due and the related risk that the value of a security may decline because of concerns about the issuer’s ability or willingness to make such payments.

Leverage Risk — The use of leverage by the Company can magnify the effect of any losses. If the income and gains from the securities and investments purchased with leverage proceeds do not cover the cost of leverage, the return on the Common Shares will be less than if leverage had not been used. Moreover, leverage involves risks and special considerations for holders of Common Shares including the likelihood of greater volatility of net asset value and market price of the Common Shares than a comparable portfolio without leverage, and the risk that fluctuations in interest rates on reverse repurchase agreements, borrowings and short-term debt or in the dividend rates on any preferred shares issued by the Company will reduce the return to the holders of Common Shares or will result in fluctuations in the dividends paid on the Common Shares. There is no assurance that a leveraging strategy will be successful. See Note 7 for additional information on leverage.

Call/Prepayment and Reinvestment Risk — If an issuer of a security exercises an option to redeem its issue at par or prepay principal earlier than scheduled, the Company may be forced to reinvest in lower yielding securities. A decline in income could affect the Common Shares’ market price or the overall return of the Company.

Risks of Concentration in the Banking industry/Financial Sector — Because the Company concentrates in the banking industry and may invest up to 100% of its managed assets in the banking industry and financials sector, it will be more susceptible to adverse economic or regulatory occurrences affecting the banking industry and financials sector, such as changes in interest rates, loan concentration and competition.

Regulatory Risk — Financial institutions, including community banks, are subject to various state and federal banking regulations that impact how they conduct business, including but not limited to how they obtain funding. Changes to these regulations could have an adverse effect on their operations and operating results and our investments. We expect to make long-term investments in financial institutions that are subject to various state and federal regulations and oversight. Congress, state legislatures and the various bank regulatory agencies frequently introduce proposals to change the laws and regulations governing the banking industry in response to the Dodd-Frank Act, Consumer Financial Protection Bureau (the “CFPB”) rulemaking or otherwise. The likelihood and timing of any proposals or legislation and the impact they might have on our investments in financial institutions

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affected by such changes cannot be determined and any such changes may be adverse to our investments. Federal banking regulators recently proposed amended regulatory capital regulations in response to The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) and Basel III protocols which would impose even more stringent capital requirements. In the event that a regulated bank falls below certain capital adequacy standards, it may become subject to regulatory intervention including, but not limited to, being placed into a Federal Deposit Insurance Corporation ("FDIC")-administered receivership or conservatorship. The effect of inadequate capital can have a potentially adverse consequence on the institution’s financial condition, its ability to operate as a going concern and its ability to operate as a regulated financial institution and may have a material adverse impact on our investments.

Interest Rate Risk — The Company is subject to interest rate risk, which is the risk that the preferred and debt securities in which the Company invests will decline in value because of rising market interest rates.

Convertible Securities/Contingent Convertible Securities Risk — The market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock. Contingent convertible securities provide for mandatory conversion into common stock of the issuer under certain circumstances. Since the common stock of the issuer may not pay a dividend, investors in these instruments could experience a reduced income rate, potentially to zero; and conversion would deepen the subordination of the investor, hence worsening standing in a bankruptcy. In addition, some such instruments have a set stock conversion rate that would cause a reduction in value of the security if the price of the stock is below the conversion price on the conversion date.

Illiquid and Restricted Securities Risk — Investment of the Company’s assets in illiquid and restricted securities may restrict the Company’s ability to take advantage of market opportunities. Illiquid and restricted securities may be difficult to dispose of at a fair price at the times when the Company believes it is desirable to do so. The market price of illiquid and restricted securities generally is more volatile than that of more liquid securities, which may adversely affect the price that the Company pays for or recovers upon the sale of such securities. Illiquid and restricted securities are also more difficult to value, especially in challenging markets. The risks associated with illiquid and restricted securities may be particularly acute in situations in which the Company’s operations require cash and could result in the Company borrowing to meet its short-term needs or incurring losses on the sale of illiquid or restricted securities.

Regulatory Capital Relief Securities Risk — Regulatory capital relief securities are subject to several risks. In particular, to all capital securities, banking regulators could change or amend existing banking regulations which could affect the regulatory treatment of regulatory capital relief securities, where stricter regulation could make regulatory capital relief securities less desirable, or undesirable, for banks to issue, reducing the supply of new investments. Should an adverse regulatory development occur in the future, it would likely result in the bank issuer of such securities being able to redeem an investment early, which subjects the Company to reinvestment risk. Regulatory capital relief securities remain subject to the same sector specific and other risks as any banking-related investment that the Company may acquire, including, but not limited to, credit risk, interest rate risk, prepayments, adverse changes in market value or liquidity and the quality of the loans extended by each bank to its clients.

Note 7 — Revolving Credit Agreement

The Company has utilized a revolving credit agreement with Texas Capital Bank, located in Dallas, Texas. (the “Credit Agreement” or “Facility”) since June 9, 2014. The Credit Agreement has been modified since then to reflect changes in borrowing amounts and lending terms.

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The most recent modifications are as follows:

On May 25, 2017, the Company amended its Credit Agreement to the following terms:

●	The cost of the Facility has decreased to a significantly lower credit spread of LIBOR +2.35%, down from LIBOR +2.85%.

●	The maturity date of the facility has been extended for five years to May 16, 2022.

●	The size of the Facility has been adjusted from $70 million to $62 million.

●	The Company is charged a fee of 0.50% on any undrawn commitment balance.

●	The Company was no longer required to maintain a deposit account of $3.5 million.

On May 25, 2022, the Company amended the following terms of its Credit Agreement:

●	The maturity date of the Facility was extended to May 27, 2025 (which may be extended until May 27, 2026 at the option of the Company).

●	The maximum size of the Facility was increased from $62 million to $70 million and the cost of the Facility was priced at Secured Overnight Funding Rate ("SOFR") + 2.61%.

●	At closing, two additional lenders joined Texas Capital Bank as the lending group

The Credit Agreement contains customary covenants, negative covenants, and default provisions, including covenants that limit the Company’s ability to incur additional debt or consolidate or merge into or with any person, other than as permitted, or sell, lease, or otherwise transfer, directly or indirectly, all or substantially all of its assets. The covenants also impose on the Company asset coverage requirements, which are more stringent than those imposed on the Company by the Investment Company Act, as well as the Company’s policies.

The Facility was rated “A3” by Moody’s Investor Services as of December 31, 2021. As of January 12, 2022, the rating was Baa1.The Facility remains secured by substantially all of the assets of the Company.

As of June 30, 2023, $48,900,000 has been committed and drawn and is at fair value. Such borrowings constitute financial leverage. For the six months ended June 30, 2023, the average daily loan balance was $44,923,204, a weighted average interest rate of 7.32% with respect to these borrowings, interest expense of $1,717,200 is included in the Statement of Operations.

Note 8 — Indemnification

In the normal course of business, AMFC may enter into contracts that provide general indemnifications. AMFC’s maximum exposure under these arrangements is dependent on claims that may be made against AMFC in the future, and therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

Under the AMFC’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to AMFC.

Note 9 — Origination Fees and Other Income

Includes closing fees (or origination fees or structuring fees) associated with investments in portfolio companies. Such fees are normally paid at closing of the Company’s investments, are fully earned and non-refundable, and are generally non-recurring. Other Income includes service fees earned from the Community Funding 2018, LLC.AMFC had closing fee income of $0 and other income of $132,899 for the six months ended June 30, 2023.

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Note 10 — Capital Share Transactions

As of June 30, 2023, 50,000,000 shares of $0.001 par value capital stock were authorized. Of the authorized shares, AMFC is authorized to issue 40,000,000 shares of common stock and 10,000,000 shares of preferred stock. Prior to commencement of operations on November 13, 2013, AMFC issued 4,001 shares of common stock. On November 13, 2013, AMFC sold 4,400,000 shares of common stock via an initial public offering at a price of $25.00 per share. On December 3, 2013 and December 11, 2013 AMFC sold an additional 125,000 shares and 167,047 shares, respectively, of common stock at a public offering price of $25.00 per share pursuant to the underwriters’ exercise of the over-allotment option. On November 7, 2014, AMFC sold an additional 1,600,000 shares of common stock via an initial public offering at a price of $23.00 per share. On December 2, 2014, AMFC sold an additional 202,000 shares of common stock at a public offering price of $23.00 per share pursuant to the underwriters’ exercise of the over-allotment option. On July 13, 2021, AMFC sold an additional 492,234 shares of common stock at a public offering price of $21.89 in a registered direct offering. The purchase price for one share of common stock was $21.89. The Net Asset Value at the time of the transaction was $21.85. The registered direct offering was accretive to current shareholders.

On October 21, 2021, the Company announced that it filed a prospectus supplement with the U.S. Securities and Exchange Commission (“SEC”), under which it may offer and sell up to $30,000,000 of its common stock (the “Common Stock”) from time to time through an “at-the-market” equity offering program (the “ATM Offering”). Common Stock are offered through B. Riley Securities, Inc. which is serving as the sales agent.

For the period of October 21, 2021 to December 31, 2021, the Company sold 5,771 shares of its common stock, for total net proceeds to the Company of $127,331. In connection with such sales, the Company paid a total of approximately $1,299 in sales agent commissions.

For the period January 1, 2022 to December 31, 2022, the Company sold 21,114 shares of its common stock, for total net proceeds to the Company of $458,370. In connection with such sales, the Company paid a total of approximately $6,496 in sales agent commissions.

Total shares of Common Stock issued and outstanding at June 30, 2023 were 7,108,302.

Note 11 — Subsequent Events

Management has evaluated the impact of all subsequent events on the company and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

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Dividends and Distributions

Dividends from net investment income are declared and paid on a quarterly basis. Distributions of net realized capital gains, if any, will be made at least annually. It is the Company’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to “regulated investment companies” or “RICs” and to distribute substantially all of its taxable income to its shareholders. In order to provide shareholders with a more stable level of dividend distributions, the Company may at times pay out more or less than distributable income earned in any particular quarter. The Company’s current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets and Liabilities, which comprises part of the financial information included in this report. The character and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Summary of Dividends Declared in 2023

Period	Amount Declared
1st Quarter 2023	$0.39
2nd Quarter 2023	$0.39
$0.78

Dividend Reinvestment Plan

We have a common stock dividend reinvestment plan for our stockholders. Our plan is implemented as an “opt out” dividend reinvestment plan. As a result, if a stockholder participates in our Automatic Dividend Reinvestment Plan (the “Plan”) all distributions will automatically be reinvested in additional common stock (unless a stockholder is ineligible or elects otherwise). If a stockholder opts out of the Plan, such stockholder will receive distributions in cash. If a stockholder holds shares with a brokerage firm that does not participate in the Plan, the stockholder may not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those of the Plan.

In the case that newly issued shares of our common stock are used to implement the Plan, the number of shares of common stock to be delivered to a participating stockholder shall be determined by (i) dividing the total dollar amount of the dividends payable to such stockholder by (ii) 97% of the average market prices per share of common stock at the close of regular trading on the NASDAQ Global Select Market for the five trading days immediately prior to the valuation date to be fixed by the Board of Directors.

In the case that shares repurchased on the open market are used to implement the Plan, the number of shares of common stock to be delivered to a participating stockholder shall be determined by dividing (i) the total dollar amount of the dividends payable to such stockholder by (ii) the weighted average purchase price of such shares.

We intend to use primarily newly issued shares to implement the dividend reinvestment plan (so long as we are trading at a premium to net asset value). If our shares are trading at a significant enough discount to net asset value and we are otherwise permitted under applicable law to purchase such shares, we intend to purchase shares in the open market in connection with our obligations under our dividend reinvestment plan. However, we reserve the right to issue new shares of our common stock in connection with our obligations under the dividend reinvestment plan even if our shares are trading below net asset value. Automatically reinvesting dividends and distributions does not mean that a stockholder does not have to pay income taxes due upon receiving dividends and distributions. Capital gains and income are realized although cash is not received by the stockholder.

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For further information or to opt-out of or withdraw from the Plan, contact the Plan Agent, Computershare Trust Company, N.A. by writing to 250 Royall Street, Canton, Massachusetts 02021.

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The following table is intended to assist you in understanding the costs and expenses that an investor in shares of our common stock will bear, directly or indirectly. Other expenses are estimated and may vary. Except where the context suggests otherwise, whenever the Company’s prospectus contains a reference to fees or expenses paid by “you” or “us” or that “we” will pay fees or expenses, stockholders will indirectly bear such fees or expenses. We caution you that certain of the indicated percentages in the table below indicating annual expenses are estimates and may vary.

Stockholder Transaction Expenses (as a percentage of offering price):
Sales Load(1)	2.00%
Offering Expenses(2)	0.12%
Dividend Reinvestment Plan Expenses(3)	None
Total Stockholder Transaction Expenses	2.12%

Annual Expenses (as a percentage of net assets attributable to common stock):
Management Fees(4)	2.52%
Interest payments on borrowed funds(5)	3.48%
Acquired fund fees and expenses(6)	0.00%
Other Expenses (estimated for the current fiscal year)(7)	1.78%
Total Annual Expenses(8)	7.78%

(1)	In the event that the securities to which the Company’s prospectus relates are sold to or through underwriters or agents, a corresponding prospectus supplement will disclose the applicable sales load.
(2)	The Company’s related prospectus supplement will disclose the estimated amount of total offering expenses (which may include offering expenses borne by third parties on our behalf), the offering price and the offering expenses borne by us as a percentage of the offering price.
(3)	The expenses associated with the administration of our dividend reinvestment plan are included in “Other Expenses.” Participants in the dividend reinvestment plan that instruct the plan administrator to sell shares obtained under the plan may be accessed a $15 transaction fee by the plan administrator and the proceeds of such sale will be net of brokerage commissions, fees and transaction costs. For more details about the plan, see “Dividend Reinvestment Plan.”
(4)	For the purposes of calculating our expenses, we have assumed the maximum contractual management fee of 1.75% of Managed Assets. See “Investment Advisory Fee and Other Fee Arrangements.”
(5)	We entered into a revolving credit agreement on June 9, 2014. Interest expense assumes that leverage will represent approximately 30% of our Managed Assets (as defined under “Management—Management Agreement — Management Fee”) and charge interest or involve payment at a rate set by an interest rate transaction at the rate of 7.93% as of August 10, 2023. We have assumed for purposes of these expense estimates that we will utilize leverage for the entire year.
(6)	Includes fees and expenses of approximately 0.00% incurred indirectly as a result of investment in shares of one or more “Acquired Funds,” which include (i) investment companies, or (ii) companies that would be an investment company under Section 3(a) of the 1940 Act except for exceptions under Sections 3(c)(1) and 3(c)(7) under the 1940 Act.
(7)	Pursuant to the management agreement, our Adviser furnishes us, or arranges for the furnishing of office facilities and clerical and administrative services necessary for our operation (other than services provided by our custodian, accounting agent, administrator, dividend and interest paying agent and other service providers). We bear all expenses incurred in our operations, and we will bear the expenses related to any future offering. “Other Expenses” above includes all such costs not borne by our Adviser, which may include but are not limited to overhead costs of our business, commissions, fees and expenses connected with our investments and auditing, accounting and legal expenses.
(8)	Total Annual Expenses may not correlate to the ratio of expenses to average net assets disclosed in the Company’s annual and semi-annual reports to stockholders in the financial highlights table, which reflects operating expenses of the Company and does not include “Acquired Fund” fees and expenses.

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Example

The following example demonstrates the hypothetical dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in our common stock. These amounts are based upon the assumption that our annual operating expenses remain at the levels set forth in the table above and that the annual return on investments before fees and expenses is 5%.

	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return:	$96	$240	$376	$685

The purpose of the table and example above is to assist you in understanding the various costs and expenses that an investor in any future offering will bear directly or indirectly. The example and the expenses in the tables above should not be considered a representation of our future expenses, and actual expenses may be greater or less than those shown.

Moreover, while the example assumes, as required by the SEC, a 5% annual return, our performance will vary and may result in a return greater or less than 5%. In addition, while the example assumes reinvestment of all distributions at NAV, participants in our dividend reinvestment plan may receive common stock valued at the market price in effect at that time. This price may be at, above or below NAV. See “Dividend Reinvestment Plan” for additional information regarding our dividend reinvestment plan.

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For federal income tax purposes, the following information is furnished with respect to the distributions of the Company, if any, paid during its taxable year ended December 31, 2022.

5.91% of ordinary income dividends paid qualify for the corporate dividends-received deduction.

Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), 5.98% of ordinary dividends paid during the fiscal year ended December 31, 2022 are designated as “qualified dividend income,” as defined in the Act, and are subject to reduced tax rates.

Eligible shareholders were mailed a 2022 Form 1099-DIV in early 2023.This reflected the tax character of all distributions paid in calendar year 2022.

Availability of Quarterly Schedule of Investments

The Company files their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Company’s Form N-PORT is available on the SEC’s website at http://www.sec.gov. The Company’s Form N-PORT may also be obtained upon request and without charge by calling Investor Relations (877) 855-3434 or on the Company’s website at ir.arrowmarkfinancialcorp.com.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Company uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling Investor Relations (877) 855-3434; (2) at ir.arrowmarkfinancialcorp.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Company voted proxies relating to securities held in the Company’s portfolio during the Annual period ended June 30 is available upon request and without charge (1) at ir.arrowmarkfinancialcorp.com or by calling Investor Relations (877) 855-3434 and (2) on the SEC’s website at http://www.sec.gov.

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The annual meeting of Stockholders of ArrowMark Financial Corp. (“the Company”) was held on June 16, 2023.A description of the proposal and number of shares voted at the Meeting are as follows:

Proposal 1:

The undersigned appointed Inspector of Election for the Annual Meeting of Stockholders of ArrowMark Financial Corp. held on June 16, 2023, hereby reports the voting as follows:

	Voted For	Votes Withheld
Emil W. Henry, Jr	5,696,428	171,486
Karen L. Reidy	5,214,413	653,501

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Board of Directors and Executive Officers

Our business and affairs are managed under the direction of the board of directors. Accordingly, the board of directors provides broad supervision over our affairs, including supervision of the duties performed by the Advisor. The Advisor is responsible for our day-to-day operations. The names, ages and addresses of our directors and officers and specified employees of the Advisor, together with their principal occupations and other affiliations during the past five years, are set forth below. Each director and officer will hold office for the term to which he is elected and until his successor is duly elected and qualifies, or until he resigns or is removed in the manner provided by law. Unless otherwise indicated, the address of each director is c/o ArrowMark Financial Corp., 100 Fillmore Street, Suite 325, Denver, CO 80206. The board of directors will initially consist of three directors who are not “interested persons” (as defined in the Investment Company Act) of the Advisor or its affiliates and two directors who are “interested persons. ”The directors who are not interested persons are also independent pursuant to the NASDAQ stock exchange listing standards, and we refer to them as “independent directors.” We refer to the directors who are “interested persons” (as defined in the Investment Company Act) are referred to below as “interested directors.” Under our certificate of incorporation, the board is divided into three classes. Each class of directors will hold office for a three-year term. However, the initial members of the three classes have initial terms of one, two and three years, respectively. At each annual meeting of our stockholders, the successors to the class of directors whose terms expire at such meeting will be elected to hold office for a term expiring at the annual meeting of stockholders held in the third year following the year of their election and until their successors are duly elected and qualified.

Interested Directors

Name	Age	Position(s) Held with Company	Term Served	Term End	Principal Occupation(s) Last 5 Years	Other Directorships Last 5 Years
Sanjai Bhonsle	53	Chairman, Class III Director	Since February 2020	2025	Partner and Portfolio Manager of ArrowMark Partners, 2012 to Present	Brown (RI) Management, LLC and Affiliates from 2018-Present
Karen Reidy, CFA	56	Class I Director	Since February 2020	2023	Partner and Portfolio Manager at ArrowMark Partners from 2008-Present	Brown (RI) Management, LLC and Affiliates from 2018-Present

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Independent Directors

Name	Age	Position(s) Held with Company	Term Served	Term End	Principal Occupation(s) Last 5 Years	Other Directorships Last 5 Years
Emil Henry	63	Class I Director, Lead Independent Director	Since November 2013	2023	CEO and Founder of Tiger Infrastructure Partners	Director of Easterly Government Properties, Director of numerous private companies that are Tiger Infrastructure portfolio companies
Michael P. Van Praag	65	Class II Director	Since February 2020	2024	Private Investor, 1/2017 to Present; Senior VP, JPMorgan Chase Bank, N.A. from 1981-2017	None
Michael Stolper	78	Class II Director, Chairman of Nominating Committee	Since February 2020	2024	Financial Advisor at Stolper & Co. from 1975–2017	Director of Meridian Funds from 1985-Present; Director of Windowpane Funds (one portfolio)
John S. Emrich	56	Class III Director, Chairman of Audit Committee	Since February 2020	2025	Director of Meridian Funds from 2010–Present; Director of Destra Funds from 2015– Present	Director of Meridian Funds from 2010–Present; Director of Destra Funds from 2015– Present

Executive Officers Who are not Directors

Name	Age	Position(s) Held with Company	Term Served	Principal Occupation(s) Last 5 Years
Dana Staggs	51	President	Since June 2022	Managing Director of ArrowMark Partners.
Patrick J. Farrell, CPA	63	Chief Financial Officer	Since April 2014	Chief Financial Officer of StoneCastle Partners, LLC from April 2014 to Present.
Rick Grove	55	Chief Compliance Officer	Since February 2020	Chief Compliance Officer of ArrowMark Colorado Holdings, LLC.; Chief Compliance Officer of ArrowMark Asset Management, LLC.; Vice President Secretary and Chief Compliance Officer of Meridian Fund, Inc.

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Name	Age	Position(s) Held with Company	Term Served	Principal Occupation(s) Last 5 Years
Blake Rice	46	Secretary	Since September 2021	ArrowMark Partners General Counsel; former Managing Director and Associate General Counsel at Neuberger Berman.
Kelsey Auble	33	Controller	Since September 2021	Controller of ArrowMark Partners; Assistant Treasurer of Meridian Fund, Inc.

Biographical Information

Interested Directors

The following sets forth certain biographical information for our Interested Directors. An Interested Director is an “interested person” as defined in Section 2(a)(19) of the 1940 Act:

Sanjai Bhonsle. Sanjai joined ArrowMark Partners in October 2012 and serves as Partner and Portfolio Manager for ArrowMark’s leveraged loan investments and CLO funds. Prior to joining ArrowMark, he founded MB Consulting Partners in 2009, where he specialized in financial and operational restructuring advisory to stressed and distressed middle-market companies. With more than 10 years of restructuring experience, he has led several assignments across various industries. Sanjai was a Senior Portfolio Manager at GSO Capital Partners, a subsidiary of The Blackstone Group, and member of the Investment and Management Committee (2005-2009). Prior to joining GSO Capital Partners, Sanjai was an Assistant Portfolio Manager for RBC Capital Partners’ debt investment group and was a member of the Investment Committee (2001-2005). He also led the group’s restructuring efforts related to distressed investments and represented the firm’s interests on creditor committees. From 1999-2001, Sanjai was a Senior Investment Analyst at lndosuez Capital Partners. Sanjai received a bachelor’s degree in Mechanical Engineering from the University of Wisconsin -Madison and an MBA from the Eli Broad Graduate School of Management at Michigan State University.

Karen Reidy. Ms. Reidy is a founding Partner and co-manages ArrowMark Partners’ collateralized loan obligation and specialty finance investments and research analyst team. Prior to founding ArrowMark, Ms. Reidy served as Executive Vice President and Portfolio Manager at Janus Capital, managing $10 billion for two strategies: Janus Balanced Fund and Janus Core Equity Fund, as well as institutional separate accounts (2000-2005). Ms. Reidy was also the Assistant Portfolio Manager of the Janus Fund (1998-2000). She joined Janus Capital as an equity analyst in 1995. Prior to Janus Capital Group, she worked at PricewaterhouseCoopers LLC in the audit and mergers and acquisitions departments. Ms. Reidy graduated from the University of Colorado with a bachelor’s degree and holds the Chartered Financial Analyst designation.

Independent Directors

The following sets forth certain biographical information for our Independent Directors. Independent Directors are not “interested persons” of ArrowMark Financial Corp., as defined by the 1940 Act:

Emil W. Henry, Jr. Mr. Henry is the CEO and Founder of Tiger Infrastructure Partners, a private equity firm focused on infrastructure investment opportunities. Prior to founding Tiger Infrastructure Partners, he was Global Head of the Lehman Brothers Private Equity Infrastructure businesses, where he oversaw global infrastructure investments. In 2005, Mr. Henry was appointed Assistant Secretary of the Treasury for Financial Institutions by the President of the United States. Until his departure in 2007, he was a key advisor to two Treasury Secretaries on economic, legislative and regulatory matters affecting U.S. financial institutions and markets. Before joining the Treasury, Mr. Henry was a partner of Gleacher Partners LLC, an investment banking and investment management firm, where he served as Chairman of Asset

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Management, and Managing Director, and where he oversaw the firm’s investment activities. Mr. Henry began the formative part of his career at Morgan Stanley in the mid-1980s in that firm’s merchant banking arm where he executed management buyouts for Morgan Stanley’s flagship private equity fund. He holds an M.B.A. from Harvard Business School and a B.A. in Economics from Yale University.

Michael P. Van Praag. Mr. Van Praag has an extensive background in the financial industry as a JPMorgan Chase executive with over 35 years of experience in banking, commercial lending, cash management, treasury services and capital markets. Based upon his depth of experience, Mr. Van Praag possesses a keen understanding of the securities industry and banking-related activity that is of direct relevance to BANX’s investment strategy. He also holds a Master of Business Administration degree in Banking and Finance.

Michael Stolper. Mr. Stolper provides broad financial advisor, and brokerage business experience serving as the President of Stolper & Co., Inc., an investment adviser for over 35 years. Based upon his years of experience, he possesses a keen understanding of the securities industry and the regulatory framework applicable to it, including the funds. He also holds a Master of Arts degree in Finance.

John S. Emrich. Mr. Emrich has significant experience in the investment management and financial services industry. Mr. Emrich served as a financial analyst or portfolio manager for over 13 years for various investment advisory firms. Prior to such positions he also performed business valuations and appraisal analyses at KPMG Peat Marwick, an accounting firm.

Executive Officers Who Are Not Directors

Dana Staggs. Dana Staggs leads the private direct lending strategy at ArrowMark and is a team member of ArrowMark’s Capital Solutions Group where he sources, structures, and manages non-control private equity and private debt investments. Prior to joining ArrowMark Partners in 2017, he worked in similar capacities at firms to include Goldman Sachs & Co, Barclays Private Credit Partners LLC and GE Capital. Dana previously served over 10 years as a surface warfare officer in the U.S. Navy, having attained the rank of Lieutenant Commander. He earned a Bachelor of Science degree in Physics from the United States Naval Academy and an MBA from The Mason School of Business at the College of William and Mary.

Patrick J. Farrell. Chief Financial Officer. Mr. Farrell has over 40 years of hands-on management experience in finance and accounting, specifically focused on domestic and offshore mutual funds, bank deposit account programs, investment advisory and broker dealer businesses. Prior to joining StoneCastle Partners as Chief Financial Officer in February 2014, Mr. Farrell was CFO/COO of the Emerging Managers Group, L.P., a specialty asset management firm focused on offshore mutual funds. Prior to that, Mr. Farrell was CFO at Reserve Management, where he oversaw all financial activities for the company. Earlier in his career, he held financial positions at Lexington Management, Drexel Burnham, Alliance Capital and New York Life Investment Management, all focused on investment advisory and mutual fund activities. He began his career at Peat Marwick Mitchell & Co. Mr. Farrell holds a B.S. in Business Administration-Accounting from Manhattan College. Mr. Farrell is a Certified Public Accountant in New York State and a member of the American Institute of Certified Public Accountants.

Rick Grove. Rick is a Principal and Chief Compliance Officer at ArrowMark Partners. He was previously Vice President and Chief Compliance Officer for Black Creek Global Advisors (2007-2008). Prior to that position, Rick served as Vice President and Chief Compliance Officer for Madison Capital Management (2005- 2007), Assistant Vice President and Director of Compliance at Janus Capital Group (1993-2005), and Fund Accountant for Oppenheimer Funds (1992-1993). Rick graduated from the University of Wyoming with a bachelor’s degree in Accounting.

Blake Rice. Blake serves as ArrowMark Partners General Counsel. In his role, Rice leads and manages legal and compliance efforts at ArrowMark and ensures the firm is well-positioned for the continued

36	ArrowMark Financial Corp.| Semi-Annual Report

growth of its business and investment strategies while thoughtfully managing risk. Prior to ArrowMark, Blake worked at Neuberger Berman where he spent the last 13 years as Managing Director and Associate General Counsel for the alternatives business. In his role, Blake managed a team that oversaw legal matters for the alternatives business which consists of private credit, private equity, real estate, infrastructure, and several other alternative strategies. Blake received his B.A. from Trinity University and his J.D. from the University of Chicago.

Kelsey Auble. Kelsey serves as Controller for ArrowMark Partners and Assistant Treasurer for Meridian Fund, Inc. Prior to joining ArrowMark, she was a Supervisor in the Alternative Investment Accounting group at ALPS Fund Services, a third-party fund administrator and distributor (2012-2016). Kelsey graduated from the University of Colorado with a bachelor’s degree in Accounting.

Additional information regarding the Directors of ArrowMark Financial Corp. can be found in the Statement of Additional Information, which is available, without charge, upon request, by calling 1-877-373-6374 and is also available on the Company’s website at ir.arrowmarkfinancialcorp.com

Semi-Annual Report | ArrowMark Financial Corp.	37

The following information is a summary of certain information about the Fund and changes that occurred since the effective date of its registration statement on Form N-2 on May 28, 2021. (the “prior disclosure date”). This information may not reflect all of the changes that have occurred since you purchased the Company’s shares.

There have been no changes in the Company’s investment objective or principal investment policies since the Company’s December 31, 2022 Annual report.

INVESTMENT OBJECTIVE, POLICIES AND PRINCIPLE RISKS

Investment Objectives

ArrowMark Financial Corp.’s primary investment objective is to provide stockholders with current income, and to a lesser extent, capital appreciation. There can be no assurance that the Company will achieve the investment objectives.

Investment Strategies

The Company is focused on income generation, capital preservation, and providing risk-adjusted rates of return. The Company attempts to achieve its investment objective through investment in preferred equity, debt and subordinated debt, structured notes and securities, convertible securities, regulatory capital securities and common equity issued or structured by banks and financial institutions including community banks, larger regional, national and money center banks domiciled in the United States and foreign and global money center banks. (“banking-related securities”). The Company makes investments that will generally be expected to pay the Company dividends and interest on a current basis and generate capital gains over time. The Company may seek to enhance the Company’s returns through the use of warrants, options and other equity conversion features. The Company has a policy to invest, under normal circumstances, at least 80% of the value of its net assets plus the amount of any borrowings for investment purposes in such banking-related securities.

The Company focuses its portfolio on making long-term, passive, non-control investments in the banking sector, including “regulatory capital securities” which are securities issued or structured by banks seeking capital that is treated more favorably under banking regulations than other types of capital, acquisitions and other refinancing activities regulatory capital securities are issued or structured by a bank to maintain or reduce its regulatory capital requirements by transferring certain credit risks to investors. Regulatory capital securities may be structured in a variety of ways and are highly bespoke to the needs of the bank or other deposit-taking institution involved. Regulatory capital securities may be in the form of structured notes (e.g., credit-linked notes), contingent convertible securities, and other structured products or transactions. The Company intends to continue to direct investments in numerous issuers differentiated by asset size, business models and geographies. The Company also may invest in an option strategy that will normally consist of writing (selling) call options on bank equity securities in the Company’s portfolio (“covered calls”). The Company invests in foreign securities and the Company is not limited in the amount of assets the Company may invest in such foreign securities.

The Company indirectly invests in securities issued or structured by banks through structured securities and credit derivatives, including collateralized loan obligations (CLOs) and credit-linked

38	ArrowMark Financial Corp.| Semi-Annual Report

notes. The Company currently invests in credit-linked notes for which the performance and payment of principal and interest is tied to a reference asset such as a pool of loans originated by a bank and held on its balance sheet. The Company also invests in equity and junior debt tranches of CLOs, and other debt securitizations, that are collateralized by a portfolio consisting primarily of unsecured, subordinated loans made to (and, to a lesser extent, unsecured, subordinated debentures and notes issued by) community banks or savings institutions or their respective holding companies. The Company may also invest in other securities and instruments that are related to these investments or that the Adviser believes are consistent with the Company’s investment objectives, including senior debt tranches of CLOs and loan accumulation facilities. These indirect investments provide exposure to and focus on the same types of direct investments that the Company makes in banking companies and, accordingly, the Company’s investments in structured securities (such as credit-linked notes and CLOs) and credit derivatives that provide exposure to the banking industry are considered an investment in banking securities. The loans or other assets pledged as collateral in these securitizations may not be publicly rated by any rating agency, and may have greater credit and liquidity risks than investment-grade corporate obligations that are publicly rated. The Company believes that the use of such instruments complements the Company’s overall strategy and enhance the diversity of the Company’s holdings.

The Company may also incur additional leverage to the extent permitted by the Investment Company Act. Although the Company normally seeks to invest substantially all of the Company’s assets in banking-related securities, the Company reserves the ability to invest up to 20% of the Company’s assets in other types of securities and instruments.

Additionally, the Company may take temporary defensive positions that are inconsistent with the Company’s investment strategy in attempting to respond to adverse market, economic, political or other conditions. If the Company does so, the Company may not achieve the Company’s investment objective. The Company may also choose not to take defensive positions.

Investment Restrictions

The restrictions listed below are policies of the Company. Except as described herein, the Company may not alter these policies without the approval of the holders of a majority of its outstanding shares. For purposes of the foregoing, “a majority of the outstanding shares” means (i) 67% or more of such shares present at a meeting, if the holders of more than 50% of such shares are present or represented by proxy, or (ii) more than 50% of such shares, whichever is less. Unless otherwise indicated, all limitations applicable to the Company’s investments apply only at the time a transaction is entered into. Any subsequent change in the percentage of the Company’s assets invested in certain securities or other instruments resulting from market fluctuations or other changes in the Company’s total assets, will not require the Company to dispose of an investment.

1.	The Company may borrow money, make loans or issue senior securities to the fullest extent permitted by the Investment Company Act, the rules or regulations thereunder or applicable orders of the SEC, as such statute, rules, regulations or orders may be amended from time to time.

2.	Except with respect to the banking industry, no more than 25% of the Company’s total assets may be invested in a particular industry or group of industries. Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities or securities issued by other investment companies are not considered to represent an industry.

3.	The Company may purchase or sell commodities, commodities contracts, futures contracts and related options, options, forward contracts or real estate to the fullest extent permitted by the

Semi-Annual Report | ArrowMark Financial Corp.	39

Investment Company Act, the rules or regulations thereunder or applicable orders of the SEC, as such statute, rules, regulations or orders may be amended from time to time.

4.	The Company may underwrite securities to the fullest extent permitted by the Investment Company Act, the rules or regulations thereunder or applicable orders of the SEC, as such statute, rules, regulations or orders may be amended from time to time.

The investment restrictions set forth above limit the Company’s ability to engage in certain practices and purchase securities and other instruments other than as permitted by, or consistent with, the Investment Company Act. These limitations are based either on the Investment Company Act itself, the rules or regulations thereunder or applicable orders of the SEC. In addition, interpretations and guidance provided by the SEC staff may be taken into account, where deemed appropriate by the Company, to determine if a certain practice or the purchase of securities or other instruments is permitted by the Investment Company Act, the rules or regulations thereunder or applicable orders of the SEC. As a result, the foregoing investment policies may be interpreted differently over time as the statute, rules, regulations or orders (or, if applicable, interpretations) that relate to the meaning and effect of these policies change, and no stockholder vote will be required or sought.

Principal Risks

An investment in the Company’s securities involves risk, and the Company urges you to consult your tax and legal advisors before making an investment in the Company’s securities. You could lose some or all of your investment. There can be no assurance that the Company will achieve the Company’s investment objective.

An investment in the Company’s common stock involves significant risks, including:

Risks Related to Investing in the Banking Sector.

The Company’s assets will be concentrated in the banking industry, potentially exposing the Company to greater risks than companies that invest in multiple sectors.

● The Company primarily invests in equity and debt securities issued by banks, subjecting the Company to unique risks.

● All of the Company’s investments are subject to liquidity risk, but the Company may face higher liquidity risk if the Company invests in debt obligations and other securities that are unrated and issued by banks that have no corporate rating.

● The Company expects to keep the Company’s portfolio of securities and investments focused on the bank sector, which would make the Company more economically vulnerable in the event of a downturn in the banking industry.

● A large number of banks may fail during times of economic stress.

● The Company expects to keep the Company’s portfolio of securities and investments focused on the bank sector including community banks whose business is subject to greater lending risks than larger banks.

Risks Related to Banking Regulations and Banking Investments Affecting the Company’s Business

40	ArrowMark Financial Corp.| Semi-Annual Report

● The banking institutions in which the Company invests, including global money center banks, are subject to substantial regulations that could adversely affect their ability to operate and the value of the Company’s investments. In addition, geopolitical instability, natural disasters, including outbreaks of infectious diseases, or in times of significant global market downturns, which may impact the value of regulatory capital securities or other investments.

● Regulatory capital securities are subject to several risks. Banking regulators could change or amend existing banking regulations which could affect the regulatory treatment of regulatory capital securities, where stricter regulation could make regulatory capital securities less desirable, or undesirable, for banks to issue, reducing the supply of new investments. Should an adverse regulatory development occur in the future, it would likely result in the bank issuer of such securities being able to redeem an investment early, which subjects the Company to reinvestment risk. Regulatory capital securities remain subject to the same sector specific and other risks as any banking-related investment that the Company may acquire, including, but not limited to, credit risk, interest rate risk, currency risk, prepayments, adverse changes in market value or liquidity and the quality of the loans extended by each bank to its clients.

● The Company may become subject to adverse current or future banking regulations.

● Ownership of the Company’s stock by certain types of regulated institutions may subject the Company to additional regulations.

● Investments in banking institutions and transactions related to the Company’s portfolio investments may require approval from one or more regulatory authorities.

● If the Company were deemed to be a bank holding company or thrift holding company, bank holding companies or thrift holding companies that invest in the Company would be subject to certain restrictions and regulations.

● The Financial Accounting Standards Board, or FASB, has issued a new credit impairment model, the Current Expected Credit Loss, or CECL model, which must be implemented by banks and certain other companies beginning in 2021. Under the CECL model, entities subject to the model will be required to present certain financial assets carried at amortized cost, such as loans held for investment and held-to-maturity debt securities, at the net amount expected to be collected. The measurement of expected credit losses is to be based on information about past events, including historical experience, current conditions, and reasonable and supportable forecasts that affect the collectability of the reported amount. This measurement will take place at the time the financial asset is first added to the balance sheet and periodically thereafter. This differs significantly from the "incurred loss" model, which delays recognition until it is probable a loss has been incurred. CECL may create more volatility in the companies in which the Company invests, and this in turn could affect the value of the Company’s portfolio.

Risks Related to the Company’s Investments

● The Company’s investments will be subject to dividend and interest rate fluctuations, and the Company is subject to interest rate risk. In particular, the Company’s investments in subordinated or unsecured debt securities that are perpetual or have maturities in excess of ten years subject the Company to a high degree of interest rate risk.

● Most of the Company’s assets will be unrated, illiquid, and their fair value may not be readily determinable. As a consequence, the Company may be unable to sell such assets at an attractive value for a period of time, if at all. The assets in which the Company invests may not be publicly

Semi-Annual Report | ArrowMark Financial Corp.	41

rated by any rating agency, and may have greater credit and liquidity risks than investment-grade corporate obligations that are publicly rated.

● The Company’s investments in regulatory capital securities subject the Company to the risks of underlying bank assets.

● Risks of credit-linked notes include those risks associated with fixed-income instruments and those of the underlying reference instrument or credit obligation including but not limited to market risk, interest rate risk, credit (default) risk, counterparty risk, valuation risk, foreign security and foreign currency risk.

● The Company may acquire CLO equity and junior debt securities that are subordinated to more senior tranches of CLO debt. CLOs present risks including credit(default), interest rate and prepayment risks. Investors in CLO securities indirectly bear risks of the collateral held by such CLOs. The prices of CLOs (and, therefore, the prices of the CLOs’ securities) are influenced by the same types of political and economic events that affect issuers of securities and capital markets generally. CLO interests are generally thinly traded or have only a limited trading market. CLO securities are typically privately offered and sold, even in the secondary market. As a result, investments in CLO securities are illiquid and the price at which these securities are sold may be less than the price used to calculate the Company’s NAV. CLO equity and junior debt securities are typically highly levered and, therefore, the junior debt and equity tranches in which the Company is currently invested and in which it may invest will be subject to a higher degree of risk of total loss. The loans or other assets pledged as collateral in a CLO may not be publicly rated by any rating agency, and may have greater credit and liquidity risks than investment-grade corporate obligations that are publicly rated.

● Foreign securities may experience greater price volatility and changes in value. Investments denominated in foreign currencies as well as currency hedge transactions will be subject to fluctuations in value.

● Derivatives transactions may limit the ’s income or result in losses.

● The Company may invest in securities rated below investment grade or which are unrated. Securities rated below investment grade and certain unrated securities are considered to be speculative, “high yield,” or “junk” and are subject to greater market and credit risks, and accordingly, that the risk of non-payment or default is higher than investment-grade securities. In addition, such securities may be more sensitive to interest rate changes and more likely to receive early returns of principal in falling rate environments.

Risks Related to the Company’s Use of Leverage

● The Company currently has a bank loan to finance investments as a form of leverage. the Company also has authority to issue preferred stock or engage in reverse repurchase agreements to finance investments.

● Leverage exaggerates the effects of market downturns or upturns on the NAV and market value of the Company’s common stock, as well as on distributions to holders of the Company’s common stock.

● Leverage can also increase the volatility of the Company’s NAV, and expenses related to leverage can reduce the Company’s income.

● In the case of leverage, if the Company’s assets decline in value so that asset coverage requirements for any borrowings or preferred stock would not be met, the Company may be

42	ArrowMark Financial Corp.| Semi-Annual Report

prevented from paying distributions, which could jeopardize the Company’s qualification for pass-through tax treatment, make the Company liable for excise taxes and/or force the Company to sell portfolio securities at an inopportune time.

● The use of leverage through investments such as CLO equity or junior debt securities that inherently involve leverage, may magnify the Company’s risk of loss. CLO equity or junior debt securities are very highly leveraged, and therefore the CLO securities in which the Company is currently invested and in which the Company intends to invest are subject to a higher degree of loss since the use of leverage magnifies losses.

● The Company utilizes a revolving credit agreement with Texas Capital Bank to provide for a maximum borrowing amount of $70 million and a fee of Secured Overnight Funding Rate (“SOFR”) +2.61%, with a maturity date of May 2025 (the “Credit Facility”).

● The Credit Facility imposes asset coverage requirements, which are more stringent than those imposed by the Investment Company Act, or by the Company’s policies. In addition, the Company agreed not to purchase assets not contemplated by the investment policies and restrictions in effect when the Credit Facility became effective unless changes to these policies and restrictions are consented to by Texas Capital Bank.

● The covenants or guidelines under the Credit Facility could impede the Adviser from fully managing the Company’s portfolio in accordance with the Company’s investment objectives and policies. Furthermore, non-compliance with such covenants or the occurrence of other events could lead to the cancellation of the Credit Facility.

● For as long as the Credit Facility remains in effect, the Company may not incur additional debt under any other facility, except in limited circumstances.

● The Credit Facility allows the Company to prepay borrowings under the Credit Facility at any time. The Company does not anticipate that such guidelines will have a material adverse effect on the holders of the Company’s common stock or on the Company’s ability to achieve the Company’s investment objectives. The Company may also consider alternative measures of obtaining leverage in the future.

Risks Related to the Company’s Operations

● The Company’s performance is highly dependent on the Adviser. The Adviser may rely on assumptions that prove to be incorrect.

● The Adviser and its affiliates may serve as investment adviser to other funds, investment vehicles and investors, which may create conflicts of interest not in the best interest of the Company or the Company’s stockholders.

● The Company may generate low or negative rates of return on capital, and the Company may not be able to execute the Company’s business plans as expected, if at all.

● The Company’s business model depends to a significant extent upon strong referral relationships, and the Company’s inability to maintain or develop these relationships, as well as the failure of these relationships to generate investment opportunities, could adversely affect the Company’s business.

● If the Company is unable to source investments effectively, the Company may be unable to achieve the Company’s investment objective.

Semi-Annual Report | ArrowMark Financial Corp.	43

● The Company’s quarterly results may fluctuate.

● The Company makes distributions to the Company’s stockholders on a quarterly basis. If the amount of any distribution exceeds the Company’s net investment income or capital gains, then all or a portion of such distribution could constitute a return of capital to stockholders rather than dividend income for tax purposes. A return of capital distribution has the effect of lowering stockholders’ basis in their shares, which will result in higher tax liability when the shares are sold, even if such shares have not increased in value or have, in fact, lost value. In addition to the tax consequences, such a distribution is a return of a shareholder’s own investment, but distributed net of Company expenses, and will decrease the funds available for investment by the Company.

● Financing arrangements with lenders or preferred shareholders may limit the Company’s ability to make dividend payments to the Company’s stockholders.

● The Company may change the Company’s business strategy and operational policies without stockholder consent (unless stockholder consent is specifically required by the Investment Company Act), which may result in a determination to pursue riskier business activities.

● Laws and regulations may prohibit the banks in which the Company invests from paying interest and/or dividends to the Company.

● Legal and regulatory changes could occur that may adversely affect the Company.

● The Company may be required to register as a commodity pool operator.

● Market fluctuations caused by force majeure, terrorism, global pandemics, or certain other acts may adversely affect the Company’s performance. The recent global outbreak of the COVID-19 virus and the resulting pandemic has disrupted economic markets and the economic impact, duration and spread of the COVID-19 pandemic remains uncertain at this time. The operational and financial performance of some of the portfolio banks in which the Company makes investments may be impacted by COVID-19, which may in turn impact the valuation of the Company’s investments and results of the Company’s operations.

● Changes in interest rates may affect the Company’s net investment income, reinvestment risk and the probability of defaults of the Company’s investments.

Risks Related to the Adviser and/or its Affiliates

● The Company’s performance is dependent on the Adviser, and the Company may not find a suitable replacement if the management agreement is terminated.

● The departure or death of any of the members of senior management of the Adviser or ArrowMark Partners may adversely affect the Company’s ability to achieve the Company’s business objective; The Company’s management agreement does not require the availability to the Company of any particular individuals.

● If the Adviser ceases to be the Company’s manager under the Company’s management agreement, financial institutions that provided the Company’s credit facilities may not provide future financing to the Company.

● The Adviser’s liability is limited under the Company’s management agreement, and the Company has agreed to indemnify the Adviser against certain liabilities.

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● There may be potential conflicts of interest between the Company’s management and the Adviser, on one hand, and the interest of the Company’s common stockholders, on the other.

● The Company is limited in the Company’s ability to conduct transactions with affiliates.

● The Adviser’s investment committee is not independent from its management.

● The Company may compete with the Adviser’s current and future investment vehicles for access to capital and assets.

● There may be other conflicts of interest in the Company’s relationship with the Adviser and/or its affiliates that could negatively affect the Company’s earnings.

● The Adviser’s management of the Company’s business is subject to the oversight of the Company’s board of directors, but the Company’s board of directors will not approve each business decision made by the Adviser.

● The Adviser may be incentivized to incur additional leverage, up to the extent permitted by regulations, even if additional leverage is not in the best interests of the Company’s stockholders.

Risks Related to Offerings

● The price for the Company’s common stock may be volatile.

● The price for the Company’s common stock is subject to market risk.

● Future offerings of debt securities or preferred stock, which would rank senior to the Company’s common stock upon the Company’s liquidation, and future offerings of equity securities, which would dilute the Company’s existing stockholders and may be senior to the Company’s common stock for the purposes of dividend and liquidating distributions, may adversely affect the market value of the Company’s common stock.

Risks Related to Taxation

● Despite the Company’s election to be treated as a RIC, the Company may not be able to meet the requirements to maintain an election to be treated as a RIC.

● The Company will be subject to corporate-level federal income tax on all of the Company’s income if the Company is unable to maintain RIC status under Subchapter M of the Code.

● Whether an investment in a RIC is appropriate for a Non-U.S. Stockholder will depend upon the Non-U.S. Stockholder’s particular circumstances.

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ArrowMark Financial Corp. (“we” or “us”) is committed to maintaining your right to privacy. Protecting the information we receive as part of our relationship with you is of primary importance to us. Please take the time to read and understand the privacy policies and procedures that we have implemented to safeguard your nonpublic personal information.

Information We Collect

We must collect certain personally identifiable financial information about our customers to provide financial services and products. Nonpublic personal information means personally identifiable financial information and any list, description or other grouping of consumers that is derived using any personally identifiable financial information that is not publicly available. The personally identifiable financial information that we gather during the normal course of doing business with you may include:

1. information we receive from you on applications or other forms;

2. information about your transactions with us, our affiliates, or others;

3. information collected through the Internet; and

4. information we receive from a consumer reporting agency.

Information We Use

The information that we collect and store relating to you is primarily used to enable us to provide our services to you in the best possible manner. In addition, we may use the information for the following purposes:

1. To provide you with information relating to us;

2. To provide third parties with statistical information about the users of our website;

3. To monitor and conduct an analysis of our Website traffic and usage patterns; and

4. To analyze trends.

Information We Disclose

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted or required by law, or as necessary to provide services to you. We may disclose all of the information we collect, as described above, to certain nonaffiliated third parties such as attorneys, accountants, auditors, regulators and persons or entities that are assessing our compliance with industry standards. We enter into contractual agreements with all nonaffiliated third parties that prohibit such third parties from disclosing or using the information other than to carry out the purposes for which we disclose the information.

If you have questions or comments about our privacy practices, please call us at (877) 855-3434.

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BOARD OF DIRECTORS

Interested Directors(1)

Sanjai Bhonsle, Chief Executive Officer and Chairman of the Board of Directors

Karen Reidy, Director

Independent Directors

John S. Emrich

Emil Henry, Jr.

Michael P. Van Praag

Michael Stolper

OFFICERS

Dana Staggs, President

Patrick J. Farrell, Chief Financial Officer

Rick Grove, Chief Compliance Officer

Blake Rice, Secretary

Kelsey Auble, Controller

INVESTMENT ADVISOR

ArrowMark Asset Management, LLC

100 Fillmore Street, Suite 325

Denver, CO 80206

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Tait, Weller & Baker LLP

50 South 16th Street, Suite 2900

Philadelphia, PA 19102

TRANSFER AND DIVIDEND PAYING AGENT AND REGISTRAR

Computershare Trust Company, N.A.

250 Royall Street

Canton, MA 02021

(1) As defined under the Investment Company Act of 1940, as amended.

(b)	Not applicable.

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1(a) of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)	Not applicable.

(b)	There has been no change, as of the date of this filing, in any of the portfolio managers identified in response to paragraph (a)(1) of this Item in the registrant’s most recently filed annual report on Form N-CSR.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(2)(1)	Not applicable.

(a)(2)(2)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	ArrowMark Financial Corp.

By (Signature and Title)*	/s/ Sanjai Bhonsle
Sanjai Bhonsle, Chief Executive Officer
& Chairman of the Board
(principal executive officer)

Date	August 25, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Sanjai Bhonsle
Sanjai Bhonsle, Chief Executive Officer
& Chairman of the Board
(principal executive officer)

Date	August 25, 2023

By (Signature and Title)*	/s/ Patrick J. Farrell
Patrick J. Farrell, Chief Financial Officer
(principal financial officer)

Date	August 25, 2023

* Print the name and title of each signing officer under his or her signature.